UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2015

Transgenomic, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30975	91-1789357
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12325 Emmet Street, Omaha, NE 68164

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (402) 452-5400

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On July 1, 2015, Transgenomic, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) to report the Company’s entry into a Securities Purchase Agreement and a Registration Rights Agreement with certain accredited investors. This Amendment No. 1 to Current Report on Form 8-K/A, which amends the Initial Report, is being filed to, among other things, attach the Securities Purchase Agreement and the Registration Rights Agreement as exhibits and report the closing of the offering governed by the Securities Purchase Agreement.

Item 1.01. Entry into a Material Definitive Agreement.

On June 30, 2015, Transgenomic, Inc. (the “Company”) entered into a Securities Purchase Agreement with certain accredited investors (the “Investors”) pursuant to which, on July 7, 2015, the Company sold to the Investors, and the Investors purchased from the Company, (i) an aggregate of approximately 1.5 million shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a price per share of $1.42 (the “Shares”), (ii) warrants (the “Series B Warrants”) to purchase up to an aggregate of 0.7 million shares of Common Stock with an exercise price of $0.01 per share, and (iii) warrants (the “Series A Warrants” and, together with the Series B Warrants, the “Warrants”) to purchase up to an aggregate of 1.2 million shares of Common Stock, with an exercise price of $1.66 per share (collectively, the “Offering”). The purchase price for the Series B Warrants was $1.42 per share of Common Stock subject to the Series B Warrants. Each of the Warrants has a term of 5 and 1/2-years. The Series B Warrants are immediately exercisable. The Series A Warrants will be exercisable beginning on January 7, 2016, six months from the date of issuance. The aggregate gross proceeds to the Company from the Offering were approximately $3.0 million.

In connection with entering into the Securities Purchase Agreement, the Company also entered into a Registration Rights Agreement, dated June 30, 2015, with the Investors. The Registration Rights Agreement requires that the Company file with the Securities and Exchange Commission a registration statement to register for resale the Shares and the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”) by July 22, 2015.

Craig-Hallum Capital Group LLC (the “Placement Agent”) served as the sole placement agent for the Offering. In consideration for services rendered as the Placement Agent in the Offering, the Company (i) paid to the Placement Agent cash commissions equal to approximately $212,783, or 7.0% of the gross proceeds received in the Offering; (ii) issued to the Placement Agent a five-year warrant to purchase up to 107,033 shares of Common Stock with an exercise price of $1.66 per share and which is subject to other terms that are the same as the terms of the Series A Warrants (the “Agent Warrant”); and (iii) reimbursed the Placement Agent for reasonable out-of-pocket expenses, including fees paid to the Placement Agent’s legal counsel, incurred in connection with the Offering, which reimbursable expenses did not exceed $50,000.

The foregoing descriptions of the Securities Purchase Agreement, the Registration Rights Agreement, the Series B Warrants, the Series A Warrants and the Agent Warrant do not purport to be complete and are qualified in their entirety by reference to the full text of the Securities Purchase Agreement, the Registration Rights Agreement, the form of Series B Warrant, the form of Series A Warrant and the form of Agent Warrant, which are filed as Exhibit 10.1, Exhibit 4.1, Exhibit 4.2, Exhibit 4.3 and Exhibit 4.4, respectively, to this Current Report on Form 8-K/A and incorporated herein by reference.

The representations, warranties and covenants contained in the Securities Purchase Agreement, the Registration Rights Agreement, the Series B Warrants, the Series A Warrants and the Agent Warrant were made solely for the benefit of the parties to the Securities Purchase Agreement, the Registration Rights Agreement, the Series B Warrants, the Series A Warrants and the Agent Warrant, and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Securities Purchase Agreement, the Registration Rights Agreement, the Series B Warrants, the Series A Warrants and the Agent Warrant are incorporated herein by reference only to provide investors with information regarding the terms of the Securities Purchase Agreement, the Registration Rights Agreement, the Series B Warrants, the Series A Warrants and the Agent Warrant, and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K/A is incorporated by reference hereunder. The Shares, the Warrants, the Warrant Shares, the Agent Warrant and the shares of Common Stock issuable upon exercise of the Agent Warrant (collectively, the “Securities”) were offered and sold on July 7, 2015 in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(2) thereof and Rule 506 of Regulation D thereunder. Each Investor represented that it was an “accredited investor,” as defined in Regulation D, and was acquiring the Securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. Accordingly, the Securities have not been registered under the Securities Act and the Securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws. Neither this Current Report on Form 8-K/A nor the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or any other securities of the Company.

The Securities Purchase Agreement, the Registration Rights Agreement, the form of Series B Warrant, the form of Series A Warrant and the form of Agent Warrant are filed as Exhibit 10.1, Exhibit 4.1, Exhibit 4.2, Exhibit 4.3 and Exhibit 4.4, respectively, to this Current Report on Form 8-K/A and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

4.1	Registration Rights Agreement, by and among Transgenomic, Inc. and the Investors, dated June 30, 2015.

4.2	Form of Series B Warrant, issued by Transgenomic, Inc. to an Investor on July 7, 2015.

4.3	Form of Series A Warrant, issued by Transgenomic, Inc. to the Investors on July 7, 2015.

4.4	Form of Warrant, issued by Transgenomic, Inc. to the Placement Agent on July 7, 2015.

10.1	Securities Purchase Agreement, by and among Transgenomic, Inc. and the Investors, dated June 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Transgenomic, Inc.

	By:	/s/ Paul Kinnon
Paul Kinnon
Chief Executive Officer
Date: July 7, 2015

Exhibit Index

Exhibit Number	Description

4.1	Registration Rights Agreement, by and among Transgenomic, Inc. and the Investors, dated June 30, 2015.

4.2	Form of Series B Warrant, issued by Transgenomic, Inc. to an Investor on July 7, 2015.

4.3	Form of Series A Warrant, issued by Transgenomic, Inc. to the Investors on July 7, 2015.

4.4	Form of Warrant, issued by Transgenomic, Inc. to the Placement Agent on July 7, 2015.

10.1	Securities Purchase Agreement, by and among Transgenomic, Inc. and the Investors, dated June 30, 2015.